SENIOR HIGH
INCOME
PORTFOLIO, INC.



FUND LOGO



Annual Report

February 29, 2000


This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER

For the year ended February 29, 2000, Senior High Income Portfolio, Inc.'s total investment return was +1.11%, based on a change in per share net asset value from $8.40 to $7.54, and assuming reinvestment of $0.877 per share income dividends. During the same 12-month period, the net annualized yield of the Portfolio's Common Stock was 11.72%. For the six-month period ended February 29, 2000, the total investment return on the Portfolio's Common Stock was +0.22%, based on a change in per share net asset value from $8.03 to $7.54, and assuming reinvestment of $0.447 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 11.86%. At the end of the period, the Portfolio was 23.7% leveraged as a percent of total assets, having borrowed $127.0 million of its $235.0 million credit facility at an average rate of 5.70%. (For a complete explanation of the benefits and risks of leverage, see page 5 of this report to shareholders.)

Investment Approach
Senior High Income Portfolio, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans. This is driven usually by two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds.

Market Review
Market conditions were difficult for high-yield securities during 1999. While benefiting from a strong economy, the high-yield market suffered from a rise in Treasury interest rates resulting from inflationary fears and an increase in default rates. The yield on the ten-year Treasury note rose from 4.65% at the beginning of 1999 to 6.44% at year-end, producing a return of -8.25% for the year. To keep the economy from overheating and igniting inflation, the Federal Reserve Board raised the Federal Funds rate (the rate US banks charge each other for overnight loans) 100 basis points (1.00%) to 5.75% during the Portfolio's fiscal year. This sharp spike in interest rates resulted in the high-yield market posting its second consecutive year of declining prices. The average price of a bond in the high-yield market fell to 86% of par from 91% at the beginning of the year. The risk premium, measured by the spread between the yield on the average high-yield bond and the comparable Treasury bond, narrowed to 5.73% at year-end as compared to 6.57% at the beginning of the year. The reduction in the credit risk premium reflects the high-yield market's recovery from its overreaction to the global financial crisis in the third quarter of 1998.

In 1999, there was approximately $91 billion of new high-yield debt issued compared to $123 billion in 1998 and $137 billion in 1997. The new-issue market was not as active as prior years in response to investors' concerns about higher interest rates and the crowding out effect of the equity market, whose sky-high returns attracted capital from the high-yield market. In addition, capital deployed by investment banks and dealers to support secondary market trading in high-yield bonds dissipated throughout the year because of uncertainty about how liquid the market would be at year-end over concerns surrounding Year 2000 readiness.


Senior High Income Portfolio, Inc.
February 29, 2000


Another major factor affecting the high-yield market in 1999 was the higher default rate. High-yield bond defaults rose during the year to a 5.5% annual rate, the highest level in almost a decade, as 86 domestic issuers defaulted in 1999, representing $22 billion in par amount, compared to 46 issuers and $7.9 billion in 1998. Ironically, the high level of defaults occurred during a period of strong economic growth. This was the result of several factors. First, lower commodity prices, especially in energy and chemicals, from global overcapacity derived from the 1998 Asian financial crisis drove smaller companies to lose access to capital at a time when business prospects were pressured. Second, in response to huge demand, heavy issuance of high-yield debt from 1996 to 1998 strained underwriting standards and lower-quality transactions entered the marketplace. In addition, pricing power vanished in the global competitive arena, unfavorably positioning producers of low value-added products. Finally, the healthcare industry was specifically damaged by governmental change in reimbursement rates. Going forward into 2000 and 2001, these trends have already shifted direction. In general, the global markets have turned around and demand for commodities should improve, raising prices. In addition, new issuance has been subdued and healthcare issuance has been almost non-existent. Therefore, we believe there will be a reduction in the default rate over the near term.

The loan market also experienced more volatility in 1999 than its historical norm because of the higher default rate. Loan investors, seeking to prevent the anticipated problems associated with financial restructurings, sold loans that reported weaker-than-expected financial results faster to avoid potential problems. This increased trading activity heightened volatility, as dealers became less optimistic about providing liquidity for borrowers that were not meeting projected budgets. In addition, loan investors dynamically shifted their portfolios, increasing exposure to less volatile sectors or adding exposure to sectors with greater potential for credit improvement. In essence, the loan market appears to be assuming portfolio management practices similar to other markets, substantiating our view that loans do have prices, actively trade, and should be valued on the basis of available market quotations, rather than being marked at face value for the life of the loan.

The technical and fundamental problems of the high-yield market have resulted in high-yield market outflows rather consistently for the past ten months. Because of fund redemptions and higher interest rates, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a poor total return of +1.60% for the six-month period ended February 29, 2000. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index) fared better, given the floating rate nature of the asset class, and generated a total return of +2.27% for the same period. Senior High Income Portfolio, Inc. underperformed the Indexes as a result of defaults in the portfolio, limited exposure to emerging markets that performed strongly in 1999 and its leverage, which amplifies losses in a declining market.

Investment Activities
At February 29, 2000, 63% of the Portfolio's assets were allocated to bonds and 37% to bank loans. More than 97% of the Portfolio's bank loan holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the Portfolio is about 45 days, the yield on that portion of the Portfolio will move within a two-month period of any change in the Federal Funds rate. The Portfolio's stated average maturity was approximately 6.8 years at February 29, 2000, but based on our experience, the Portfolio's holdings can be expected to have an actual average life of about 3 years - 4 years in response to the freely prepayable nature of the bank loans. By period-end, the Portfolio was approximately 24% leveraged and spread across 215 issuers in 50 industries. (See the "Portfolio Profile" on page 23 of this report to shareholders, which provides listings of the Portfolio's ten largest holdings and five largest industries as of February 29, 2000.)

Investment Strategy
Throughout the six months ended February 29, 2000, the Portfolio's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments.


Senior High Income Portfolio, Inc.
February 29, 2000


During the six-month period, we focused on the better-priced new-issue market. New-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding.

Looking ahead, we expect to emphasize growth sectors, such as wireless telecommunications, that are exhibiting improving credit trends and have access to equity capital. Substantial merger and acquisition activity and better-than-expected subscriber growth have attracted equity capital to the wireless telecommunications sector. The Portfolio's largest holding in this sector is Nextel Communications, Inc. In 1999, Nextel Communications entered the Standard & Poor's 500 Index, a tribute to its success in meeting investors' high expectations for growth and profitability. While a potential acquisition by MCI WorldCom Inc. fell through in 1999, it highlighted the strategic value of the company and since that time the stock has tripled. Nextel Communications remains a core holding of the Portfolio, and we expect its credit profile to continue to improve.

While we expect that the Federal Reserve Board may increase short-term interest rates by another 0.50% before year-end, and we acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the prospects for the Portfolio in 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies and a gradual decline in credit spreads to a more normal range.

In Conclusion
As difficult as the past six months were for the high-yield bond and leveraged loan markets and the Portfolio, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Portfolio from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Portfolio to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential in the coming months.

We thank you for your investment in Senior High Income Portfolio, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



(Paul Travers)
Paul Travers
Vice President and Co-Portfolio Manager



April 11, 2000



Senior High Income Portfolio, Inc.
February 29, 2000


RISK/REWARD OF VARIOUS ASSETS



The graph below plots the annualized return and volatility experienced by several asset classes averaged over the last eight years. The annualized returns represent the annualization of the monthly series of returns for each asset class over the time period indicated. The annualized volatility represents the annualization of the monthly series of standard deviation for each asset class over the time period indicated. Asset classes resting on the capital markets line, linking the risk/return data points for money market securities and the broad equity market, experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans fall above the line, which illustrates that, compared to other asset classes, the bank loan market provided superior risk/reward characteristics over the period.


Scatter Chart Referenced Above Appears Here.



Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, c2000 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes: US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S. LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment-Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).

Money market securities are managed to maintain stable net asset values and are highly liquid. US long-term Treasury bonds and US intermediate Treasury bonds are guaranteed by the US government, and, if held at maturity, offer both a fixed investment return and a fixed principal value. Investment-grade bonds, although not guaranteed by the US government, also offer both fixed principal value and investment return if held at maturity. High-yield bonds, emerging market bonds and leveraged loans entail greater risk than investment-grade bonds or loans. Certain leveraged bank loans may be considered illiquid.

Past performance is not a guarantee of future results. The
Portfolio's performance is not represented in the above chart.



Senior High Income Portfolio, Inc.
February 29, 2000



THE BENEFITS AND RISKS OF LEVERAGING

Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick-up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Advertising--   B       B1     $ 1,000,000   Outdoor Systems Inc., 8.875% due 6/15/2007                   $    1,020,000
1.1%            NR*     NR*      3,683,333   Petry Media, Term, due 3/31/2002+++                               3,609,667
                                                                                                          --------------
                                                                                                               4,629,667

Agricultural    B       B2       2,000,000   Sun World International, Inc., 11.25% due 4/15/2004               2,025,000
Products--0.5%

Aircraft &      BB      Ba2      1,980,400   Airplanes Pass Through Trust, 10.875% due 3/15/2012 (d)           1,699,302
Parts--0.4%

Amusement &                                  AMC Entertainment Inc.:
Recreational    B-      B3       1,275,000     9.50% due 3/15/2009 (b)                                           975,375
Services--3.2%  B-      B3         700,000     9.50% due 2/01/2011                                               528,500
                B       B2         800,000   Carmike Cinemas Inc., 9.375% due 2/01/2009                          600,000
                B+      B1       2,000,000   Hollywood Entertainment, 10.625% due 8/15/2004 (b)                1,810,000
                BBB-    Baa3     4,000,000   Metro Goldwyn Mayer Co. (MGM), Term A, due 12/15/2005+++          3,926,668
                B       B2       2,500,000   Riddell Sports, Inc., 10.50% due 7/15/2007                        2,100,000
                B+      B1       3,000,000   SFX Entertainment, Term B, due 6/30/2006+++                       3,002,625
                                                                                                          --------------
                                                                                                              12,943,168

Apparel--1.0%                                Arena Brands, Inc.+++:
                NR*     NR*        753,541     Revolving Credit, due 6/01/2002                                   697,026
                NR*     NR*        829,163     Term A, due 6/01/2002                                             768,012
                NR*     NR*      1,976,776     Term B, due 6/01/2002                                           1,833,460
                B-      Ba3      1,500,000   GFSI Inc., 9.625% due 3/01/2007                                     900,000
                                                                                                          --------------
                                                                                                               4,198,498

Automotive      CC      Caa1     4,000,000   Cambridge Industries Inc., 10.25% due 7/15/2007                     720,000
Equipment--     BB-     Ba3      3,737,500   Collins & Aikman, Term A, due 12/31/2003+++                       3,683,773
4.2%            B+      B2       1,000,000   Delco Remy International Inc., 10.625% due 8/01/2006                985,000
                BB-     Ba3        800,000   Hayes Lemmerz International Inc., 8.25% due 12/15/2008              698,000
                CCC+    Caa2     3,635,000   Key Plastics, Inc., 10.25% due 3/15/2007                          1,163,200
                CCC+    Caa1     1,500,000   Newcor Inc., 9.875% due 3/01/2008                                   885,000
                                             Safelite Glass Corp.+++:
                B+      B1       2,051,122     Term B, due 12/23/2004                                          1,119,912
                B+      B1       2,051,122     Term C, due 12/23/2005                                          1,119,912
                B-      B3       1,600,000   Special Devices Inc., 11.375% due 12/15/2008                      1,088,000
                BB      B2       1,875,000   Tenneco Inc., 11.625% due 10/15/2009 (b)                          1,905,469
                                             Venture Holdings Trust:
                B       B2       3,325,000     9.50% due 7/01/2005                                             3,025,750
                B-      B3         700,000     12% due 6/01/2009                                                 595,000
                                                                                                          --------------
                                                                                                              16,989,016

Broadcast       B       B2       2,875,000   Ackerley Group Inc., 9% due 1/15/2009                             2,713,281
Radio & TV--    B-      B3       1,000,000 ++Acme Television/Finance, 10.875% due 9/30/2004                      881,250
5.0%            B-      B3       3,000,000   Albritton Communications, 9.75% due 11/30/2007                    2,910,000
                NR*     NR*      3,200,000   Gocom Communications, Term B, due 12/31/2007+++                   3,192,000
                NR*     Caa1     5,000,000 ++Radio Unica Corp., 11.75% due 8/01/2006                           3,200,000
                B-      B3       3,775,000   Spanish Broadcasting System, 9.625% due 11/01/2009                3,708,938
                                             Young Broadcasting Corporation:
                B       B2       2,000,000     10.125% due 2/15/2005                                           1,960,000
                B       B2       2,000,000     9% due 1/15/2006                                                1,825,000
                                                                                                          --------------
                                                                                                              20,390,469


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Building &      B-      B2     $ 1,525,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                    $    1,330,563
Construction--
0.3%

Building                                     Dal Tile International, Inc.+++:
Materials--1.4% NR*     NR*      1,069,519     Revolving Credit, due 12/31/2002                                1,037,433
                NR*     NR*      1,764,706     Term, due 12/31/2002                                            1,720,588
                                             Paint Sundry+++:
                NR*     NR*        886,076     Term, due 8/11/2008                                               841,772
                NR*     NR*        604,494     Term B, due 8/11/2005                                             595,426
                NR*     NR*        503,228     Term C, due 8/11/2006                                             495,679
                B       B2       1,000,000   Republic Group Inc., 9.50% due 7/15/2008                            900,000
                                                                                                          --------------
                                                                                                               5,590,898

Cable                                        CSC Holdings Inc.:
Television      BB+     Ba2        800,000     7.25% due 7/15/2008                                               746,840
Services--9.8%  BB+     Ba2      1,000,000     7.625% due 7/15/2018                                              920,855
                                             Charter Communications Holdings LLC:
                B+      B2       2,500,000     8.625% due 4/01/2009                                            2,275,000
                B+      B2       5,000,000     10% due 4/01/2009                                               4,968,750
                                             Classic Cable Inc.:
                B-      B3         800,000     9.375% due 8/01/2009                                              750,000
                B-      B3       2,250,000     10.50% due 3/01/2010 (b)                                        2,252,813
                BB      B1       2,605,263     Term C, due 1/31/2008+++                                        2,608,520
                CCC+    B3       3,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                 2,868,750
                BB+     Baa2     3,000,000   Lenfest Communications, Inc., 8.375% due 11/01/2005               3,072,570
                NR*     B1       1,500,000   Multicanal SA, 10.50% due 4/15/2018                               1,211,250
                CCC+    B3         500,000   Park N View Inc., 13% due 5/15/2008                                 350,000
                B-      B3       1,000,000   RCN Corporation, 10.125% due 1/15/2010                              930,000
                D       Caa3     1,575,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(e)                 929,250
                                             Telewest Communications PLC:
                B+      B1       5,000,000     9.625% due 10/01/2006                                           5,025,000
                B+      B1       2,900,000     9.875% due 2/01/2010 (b)                                        2,903,625
                                             United Pan-European Communications NV (b):
                B-      B2       3,000,000   ++10.875% due 8/01/2009                                           2,970,000
                B+      B2       5,000,000     11.25% due 2/01/2010                                            5,037,500
                                                                                                          --------------
                                                                                                              39,820,723

Chemicals--     BB-     B3       3,000,000   Acetex Corp., 9.75% due 10/01/2003                                2,835,000
8.1%            NR*     NR*      4,945,652   Epsilon Products, Term B, due 12/31/2005+++                       4,911,873
                BBB-    Baa3     2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                        1,949,520
                                             Huntsman Corp.:
                B+      B2       6,000,000     9.38% due 7/01/2007 (b)                                         5,460,000
                NR*     NR*      3,477,209     Term, due 12/31/2002+++                                         3,456,927
                                             Lyondell Petrochemical Co.+++:
                NR*     Ba3      8,105,809     Term B, due 6/30/2005                                           8,201,465
                NR*     Ba3      1,985,000     Term E, due 5/17/2006                                           2,037,982
                NR*     NR*      4,029,810   Vinings Industries, Term B, due 3/31/2005+++                      4,005,885
                                                                                                          --------------
                                                                                                              32,858,652

Computer-       NR*     NR*      4,225,983   Bridge Information, Term B, due 5/29/2005+++                      4,072,204
Related         B-      B3       2,000,000   Federal Data Corp., 10.125% due 8/01/2005                         1,300,000
Products--1.3%                                                                                            --------------
                                                                                                               5,372,204

Consumer        B+      B2       1,000,000   Evenflo Company Inc., 11.75% due 8/15/2006                          970,000
Products--0.5%  BB      B1       1,050,000   Home Products International Inc., 9.625% due 5/15/2008              945,000
                                                                                                          --------------
                                                                                                               1,915,000


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Diversified     B+      Ba1    $ 2,992,500   Blount Inc., Term B, due 6/30/2006+++                        $    3,011,203
--0.7%

Drilling--2.5%  BB-     B1       4,000,000   Cliffs Drilling, 10.25% due 5/15/2003                             3,980,000
                BBB-    NR*      2,000,000   Falcon Drilling Co. Inc., 9.75% due 1/15/2001                     2,000,000
                B+      B1       2,475,000   Parker Drilling Co., 9.75% due 11/15/2006                         2,357,438
                NR*     NR*      1,727,718   Rigco North America, Term, due 9/30/2000+++                       1,684,525
                                                                                                          --------------
                                                                                                              10,021,963

Educational     B-      B3       1,050,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008                   693,000
Services--0.2%

Electronics/    B       B2       3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                    2,973,440
Electrical      BB-     Ba3      3,000,000   Amkor Technologies Inc., 9.25% due 5/01/2006                      2,910,000
Components--    B       B2       1,613,000   BGF Industries Inc., 10.25% due 1/15/2009                         1,475,895
2.0%            B+      B3       1,000,000   High Voltage Engineering, 10.50% due 8/15/2004                      817,500
                                                                                                          --------------
                                                                                                               8,176,835

Energy--5.7%    B       Ba2      2,000,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                       1,860,000
                B-      B3       2,500,000   Bellwether Exploration, 10.875% due 4/01/2007                     2,262,500
                BBB     B3       2,000,000   Chesapeake Energy Corp., 9.625% due 5/01/2005                     1,890,000
                CCC     Caa1     1,000,000   Continental Resources, 10.25% due 8/01/2008                         950,000
                BBB+    Ba3      1,000,000   Cross Timbers Oil Company, 8.75% due 11/01/2009                     917,500
                B-      Caa1     1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                      1,065,000
                NR*     Ba2      5,000,000   Ferrell Companies, Inc., Term C, due 6/17/2006+++                 4,943,750
                B       B2       2,000,000   Forest Oil Corporation, 10.50% due 1/15/2006                      2,020,000
                CCC+    B3       1,850,000   Gothic Production Corp., 11.125% due 5/01/2005                    1,540,125
                BB-     Ba2      2,000,000   Gulf Canada Resources Ltd., 9.25% due 1/15/2004                   2,008,360
                CC      Ca       2,000,000   Kelly Oil & Gas Corp., 10.375% due 10/15/2006                       945,000
                B+      B1       3,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                         2,925,000
                                                                                                          --------------
                                                                                                              23,327,235

Environmental-- B+      B3       3,200,000   IT Group Inc., 11.25% due 4/01/2009                               3,044,000
0.8%

Financial       NR*     NR*      2,422,081   Blackstone Capital, Term, due 11/30/2000+++                       2,403,915
Services--3.8%  NR*     Ba3      4,000,000   Highland Legacy Limited Co., 12.29875% due 6/01/2011 (b)          3,960,000
                NR*     NR*        500,000   Investcorp SA, Term, due 10/21/2008+++                              496,915
                NR*     Ba3      1,000,000   Pennant CBO Limited, 13.43% due 9/14/2011 (b)                       990,000
                                             SKM-Libertyview CBO Limited (b):
                NR*     Baa2     1,500,000     8.71% due 4/10/2011                                             1,314,585
                NR*     Ba3      1,000,000     11.91% due 4/10/2011                                              877,031
                BB+     Ba3      3,000,000   Sovereign Bank, Term, due 11/17/2003+++                           3,013,125
                NR*     NR*      2,378,830   Wasserstein, Term, due 11/30/2000+++                              2,360,988
                                                                                                          --------------
                                                                                                              15,416,559

Food & Kindred  B       B2       3,000,000   SC International Services, Inc., 9.25% due 9/01/2007              2,760,000
Products--0.7%

Forest          B       B2       4,500,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)                4,848,750
Products--3.3%  B+      B3         550,000   Millar Western Forest, 9.875% due 5/15/2008                         543,125
                BB+     Ba2      6,000,000   Tembec Finance Corporation, 9.875% due 9/30/2005                  6,060,000
                CCC+    Caa1     4,000,000   Uniforet Inc., 11.125% due 10/15/2006                             1,800,000
                                                                                                          --------------
                                                                                                              13,251,875


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Furniture &     B+      Ba3    $ 3,150,000   Formica Corporation, 10.875% due 3/01/2009                   $    2,787,750
Fixtures--0.7%

Gaming--6.7%    B-      B1       1,375,000   Argosy Gaming Company, 10.75% due 6/01/2009                       1,412,813
                B-      Ba3      1,350,000   Coast Hotels & Casino, 9.50% due 4/01/2009                        1,265,625
                B       B2       1,500,000   Harvey Casino Resorts, 10.625% due 6/01/2006                      1,541,250
                                             Hollywood Park Inc.:
                BB-     Ba2      5,275,000     9.25% due 2/15/2007                                             5,103,563
                B       B2       2,000,000     9.50% due 8/01/2007                                             1,940,000
                BB+     Ba2      1,150,000   Horseshoe Gaming Holdings, 8.625% due 5/15/2009                   1,060,875
                BB      Ba2      2,360,000   Isle of Capri Casinos, 8.75% due 4/15/2009                        2,091,550
                NR*     NR*        735,488   Jazz Casino Co. LLC, 8% due 5/15/2010 (c)                            69,871
                B       B2       5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                          4,800,000
                BB-     Ba3      3,000,000   Mohegan Tribal Gaming, 8.75% due 1/01/2009                        2,872,500
                B       B2       3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (b)(g)                 4,004,000
                B       B2       1,700,000   Trump Atlantic City Associates/Funding Inc., 11.25% due
                                             5/01/2006                                                         1,156,000
                                                                                                          --------------
                                                                                                              27,318,047

Grocery         B       B2       5,000,000   Grand Union Co., Term, due 8/17/2003+++                           4,975,000
Stores--1.2%

Healthcare      B+      NR*      4,825,000   Iasis Health, Term B, due 9/30/2006+++                            4,728,500
Providers--1.8% D       Caa2     3,000,000   Integrated Health Services, Inc., 9.50% due 9/15/2007                60,000
                BB-     Ba3      2,500,000   Tenet Healthcare Corp., 8.625% due 1/15/2007                      2,375,000
                                                                                                          --------------
                                                                                                               7,163,500

Hotels &        B-      Ba3      6,000,000   Extended Stay America, 9.15% due 3/15/2008                        5,355,000
Motels--4.9%                                 HMH Properties, Inc.:
                BB      Ba2      1,600,000     8.45% due 12/01/2008                                            1,436,000
                BB      Ba2      1,075,000     Series B, 7.875% due 8/01/2008                                    932,563
                B       B3       4,520,000   Lodgian Financing Corporation, 12.25% due 7/15/2009               4,248,800
                BB      Ba2      3,000,000   Prime Hospitality Corporation, 9.25% due 1/15/2006                2,910,000
                                             Wyndam International, Term+++:
                B+      B3       2,000,000     due 6/30/2006                                                   1,974,062
                B+      B3       3,000,000     due 6/30/2006                                                   2,921,667
                                                                                                          --------------
                                                                                                              19,778,092

Industrial      BB-     Ba3      1,750,000   American Plumbing & Mechanic, 11.625% due 10/15/2008              1,592,500
Consumer        B       B2       3,450,000   Building One Services, 10.50% due 5/01/2009 (b)                   3,174,000
Services--1.2%                                                                                            --------------
                                                                                                               4,766,500

Insurance--0.5% B+      Ba3      2,475,000   Willis Corroon Corporation, 9% due 2/01/2009                      1,980,000

Leasing                                      Avis Rent A Car+++:
& Rental        BB+     Ba3      2,500,000     Term B, due 6/30/2006                                           2,516,537
Services--3.3%  BB+     Ba3      2,500,000     Term C, due 6/30/2007                                           2,518,125
                CCC     B1       4,975,000   MEDIQ Life Support Services, Inc., Term, due 6/30/2006+++         3,258,625
                                             National Equipment Services:
                B       B3       1,000,000     10% due 11/30/2004                                                965,000
                B       B3         500,000     10% due 11/30/2004                                                482,500
                B       B3         500,000   Neff Corp., 10.25% due 6/01/2008                                    450,000
                BB+     Ba2      2,500,000   United Rental, Term C, due 8/12/2006+++                           2,497,265
                B       B3       1,000,000   Universal Hospital Services, 10.25% due 3/01/2008                   680,000
                                                                                                          --------------
                                                                                                              13,368,052


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Manufacturing   B+      B1     $ 1,500,000   Citation Corporation, Term B, due 12/01/2007+++              $    1,485,469
--4.3%          B-      B2       1,932,000   Fairfield Manufacturing Company Inc., 9.625% due
                                             10/15/2008                                                        1,758,120
                CCC-    Ca       1,500,000   Morris Materials Handling, 9.50% due 4/01/2008                      285,000
                B-      B3       1,250,000   Russell-Stanley Holding Inc, 10.875% due 2/15/2009                1,087,500
                NR*     B1       4,924,623   Terex Corp., Term B, due 3/06/2005+++                             4,931,660
                BB-     Ba3      3,500,000   TransTechnology, Term, due 8/31/2009+++                           3,447,500
                B       B2       5,000,000   Woods Equipment Company, 12% due 7/15/2009                        4,550,000
                                                                                                          --------------
                                                                                                              17,545,249

Medical                                      Alaris Medical Systems, Inc.+++:
Equipment--0.9% B+      B1       1,246,400     Term B, due 11/01/2003                                          1,241,726
                B+      B1       1,246,400     Term C, due 11/01/2004                                          1,241,726
                B+      B1       1,173,141     Term D, due 5/01/2005                                           1,168,742
                                                                                                          --------------
                                                                                                               3,652,194

Metals &        CC      Ca       3,000,000   Anker Coal Group, Inc., 9.75% due 10/01/2007                      2,100,000
Mining--6.4%    BB      NR*        596,695   Asarco Incorporated, Term B, due 5/18/2001+++                       595,576
                B       B1         850,000   Bayou Steel Corp., 9.50% due 5/15/2008                              784,125
                BB-     B2       2,000,000   CSN Iron SA, 9.125% due 6/01/2007 (b)                             1,680,000
                                             GS Technologies Operating Co.:
                B       Caa1     1,000,000     12% due 9/01/2004                                                 560,000
                B       Caa1     1,000,000     12.25% due 10/01/2005                                             560,000
                D       C        1,000,000   Geneva Steel, 9.50% due 1/15/2004 (e)                               190,000
                                             Ispat International N.V.+++:
                BB      Ba3      1,822,250     Term B, due 7/15/2005                                           1,812,126
                BB      Ba3      1,822,250     Term C, due 7/15/2006                                           1,812,126
                B+      Aaa      3,500,000   Ivaco, Inc., 11.50% due 9/15/2005                                 3,753,750
                CCC+    Caa2     1,600,000   Metal Management Inc., 10% due 5/15/2008                          1,200,000
                B+      B2         875,000   Pen Holdings Inc., 9.875% due 6/15/2008                             796,250
                B       B3       3,000,000   Renco Metals Inc., 11.50% due 7/01/2003                           2,557,500
                B+      B1       2,000,000   Russel Metals Inc., 10% due 6/01/2009                             2,040,000
                B+      B2       6,000,000   Wheeling-Pittsburg Steel Corp., Term, due 11/15/2006+++           5,730,000
                                                                                                          --------------
                                                                                                              26,171,453

Online          B-      B3       1,150,000   PSINet Inc., 11% due 8/01/2009                                    1,152,875
Services--0.5%  B-      B3         750,000   Verio Inc., 11.25% due 12/01/2008                                   768,750
                                                                                                          --------------
                                                                                                               1,921,625

Packaging--1.9% B       B2       4,000,000   Anchor Glass, 11.25% due 4/01/2005                                3,200,000
                B-      Caa1       675,000   Consumers Packaging Inc., 9.75% due 2/01/2007                       384,750
                B-      B3       1,000,000   Fonda Group Inc., 9.50% due 3/01/2007                               835,000
                B       B3       4,000,000   Spinnaker Industries Inc., 10.75% due 10/15/2006                  3,200,000
                                                                                                          --------------
                                                                                                               7,619,750

Paper--5.6%     B       B3       1,150,000   American Tissue Inc., 12.50% due 7/15/2006 (b)                    1,178,750
                BB      Ba2      4,975,000   Pacifica, Term B, due 12/31/2006+++                               4,999,875
                B+      B2       5,000,000   Repap New Brunswick, Inc., Term B, due 6/01/2004+++               4,896,875
                                             Riverwood International, Inc.+++:
                B+      B1       8,359,962     Term B, due 2/28/2004                                           8,394,364
                B+      B1       3,343,002     Term C, due 8/28/2004                                           3,357,628
                                                                                                          --------------
                                                                                                              22,827,492


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Petroleum       BB      Ba3    $ 5,000,000   Clark Refining & Marketing, Term, due 11/15/2004+++          $    3,125,000
Refineries      BB-     B1       2,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                          1,845,000
--1.5%          B-      B3       2,000,000   United Refining Co., 10.75% due 6/15/2007                         1,200,000
                                                                                                          --------------
                                                                                                               6,170,000

Printing &      B-      Caa3       800,000   Premier Graphics Inc., 11.50% due 12/01/2005                        360,000
Publishing      B-      B3         900,000   Regional Independent Media, 10.50% due 7/01/2008                    900,000
--0.8%          B-      B3       1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007                 1,428,750
                BBB-    Baa3       750,000   World Color Press Inc., 8.375% due 11/15/2008                       733,325
                                                                                                          --------------
                                                                                                               3,422,075

Property        NR*     Ba3      3,000,000   NRT Incorporated, Term, due 7/31/2004+++                          2,987,814
Management--    B-      B1         600,000   Prison Realty Trust Inc., 12% due 6/01/2006                         576,000
0.9%                                                                                                      --------------
                                                                                                               3,563,814

Restaurants--                                Domino & Bluefence+++:
1.2%            B+      B1         904,914     Term B, due 12/21/2006                                            909,721
                B+      B1         905,857     Term C, due 12/21/2007                                            910,872
                NR*     B1       2,957,627   Shoney's Inc., Term B, due 4/30/2002+++                           2,834,392
                                                                                                          --------------
                                                                                                               4,654,985

Retail          NR*     NR*      3,960,000   Asbury Automotive, Senior Note, due 3/31/2005+++                  3,910,500
Specialty--1.8% B       B3       1,575,000   TM Group Holdings, 11% due 5/15/2008                              1,559,250
                B-      Caa1     2,000,000   United Auto Group, Inc., 11% due 7/15/2007                        1,900,000
                                                                                                          --------------
                                                                                                               7,369,750

Satellite                                    Echostar DBS Corporation:
Telecom-        B       B2         700,000     9.25% due 2/01/2006                                               682,500
munications     B       B2       3,275,000     9.375% due 2/01/2009                                            3,201,313
Distribution                                 Pegasus Communications:
Systems--2.1%   CCC+    B3         350,000     9.75% due 12/01/2006                                              337,750
                NR*     NR*      2,000,000     Term, due 4/30/2005+++                                          2,005,834
                B+      B1       2,425,000   Satelites Mexicanos SA, 9.75% due 6/30/2004 (b)                   2,303,750
                                                                                                          --------------
                                                                                                               8,531,147

Shipbuilding    BB      Ba1      4,000,000   Newport News Shipbuilding, Inc., 9.25% due 12/01/2006             3,920,000
& Repairing
--1.0%

Shipping--1.8%  BB-     Ba3      4,500,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                      3,757,500
                CCC+    B2       1,525,000   Enterprises Shipholding, 8.875% due 5/01/2008                       930,250
                BB      Ba2      3,000,000   Stena AB, 10.50% due 12/15/2005                                   2,760,000
                                                                                                          --------------
                                                                                                               7,447,750

Textile Mill    B       Caa3     3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008                            930,000
Products--0.8%  B-      Caa1       900,000   Globe Manufacturing Corp., 10% due 8/01/2008                        378,000
                BB      Ba3      2,050,000   Westpoint Stevens Inc., 7.875% due 6/15/2008 (f)                  1,722,000
                                                                                                          --------------
                                                                                                               3,030,000

Tower           BB-     B1       4,000,000   American Tower, Term B, due 12/31/2007+++                         4,030,832
Construction                                 Crown Castle International Corporation:
& Leasing--1.8% B+      B1         500,000     9% due 5/15/2011                                                  472,500
                B       B1       3,000,000     9.50% due 8/01/2011                                             2,917,500
                                                                                                          --------------
                                                                                                               7,420,832

Transportation  D       Ca       4,000,000   AmeriTruck Distribution Corp., 12.25% due 11/15/2005 (e)             85,000
Services--0.5%  BB-     NR*      2,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)                   1,650,000
                NR*     NR*        556,651   Trism, 12% due 2/09/2005 (e)                                        333,991
                                                                                                          --------------
                                                                                                               2,068,991


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face
Industries     Rating   Rating    Amount         Corporate Debt Obligations                                    Value
Utilities--1.0% BB      Ba1    $ 4,500,000   AES Corporation, 8.50% due 11/01/2007                        $    4,106,250

Waste                                        Allied Waste+++:
Management--    BB      Ba3      2,272,727     Term B, due 6/30/2006                                           2,194,095
3.5%            BB      Ba3      2,727,273     Term C, due 6/30/2007                                           2,634,496
                B+      B2       3,000,000   Allied Waste North America, 10% due 8/01/2009                     2,475,000
                BB-     B3       5,000,000 ++Norcal Waste Systems, 13.50% due 11/15/2005                       5,262,500
                B+      Ca       1,350,000   Safety-Kleen Corporation, 9.25% due 5/15/2009                     1,161,000
                B       B3         575,000   Stericycle Inc., 12.375% due 11/15/2009                             587,938
                                                                                                          --------------
                                                                                                              14,315,029

Wired           B       B3       3,375,000   Caprock Communications Corporation, 11.50% due 5/01/2009          3,425,625
Telecommun-     NR*     NR*      3,350,000 ++E.Spire Communications, 10.521% due 7/01/2008                     1,641,500
ications--7.7%  B       B3         500,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009                     468,750
                B       B3       2,850,000   Level 3 Communications Inc., 9.125% due 5/01/2008                 2,579,250
                B+      B2         750,000   Metromedia Fiber Network, 10% due 11/15/2008                        736,875
                BBB     Baa3     1,675,000 ++Metronet Communications, 9.95% due 6/15/2008                      1,317,384
                                             Nextlink Communications Inc.:
                B       B2       2,500,000     9% due 3/15/2008                                                2,325,000
                B       B2       3,000,000   ++12.25% due 6/01/2009                                            1,815,000
                NR*     NR*      2,500,000   Pacific Cross, Term B, due 7/28/2006+++                           2,443,750
                                             Primus Telecommunications Group:
                B-      B3         800,000     11.75% due 8/01/2004                                              792,000
                B-      B3       1,475,000     11.25% due 1/15/2009                                            1,401,250
                                             RSL Communications PLC:
                B-      B2       3,000,000     9.125% due 3/01/2008                                            2,445,000
                B-      B2       3,000,000   ++11.965% due 3/01/2008                                           1,627,500
                B-      B3       3,333,333   Teligent Inc., Term, due 7/01/2002+++                             3,272,917
                NR*     NR*        500,000   Versatel Telecom BV, 11.875% due 7/15/2009 (b)                      510,000
                                             Williams Communication Group Inc.:
                BB-     B2       1,250,000     10.70% due 10/01/2007                                           1,284,375
                BB-     B2       1,250,000     10.875% due 10/01/2009                                          1,275,000
                                             Worldwide Fiber Inc.:
                B+      B3       1,500,000     12.50% due 12/15/2005                                           1,571,250
                B+      B3         500,000     12% due 8/01/2009                                                 520,000
                                                                                                          --------------
                                                                                                              31,452,426

Wireless        B-      Caa1     3,000,000 ++McCaw International Ltd., 13.355% due 4/15/2007                   2,175,000
Telecommun-     B-      B3       1,650,000 ++Microcell Telecommunications, 12% due 6/01/2009                   1,076,625
ications--5.8%                               Nextel Communications, Inc.+++:
                BB-     Ba2      2,500,000     Term B, due 6/30/2008                                           2,527,232
                BB-     Ba2      2,500,000     Term C, due 12/31/2008                                          2,527,232
                NR*     NR*      1,000,000 ++PTC International Finance BV, 10.269% due 7/01/2007                 680,000
                B+      B2         750,000   PTC International Finance II SA, 11.25% due 12/01/2009 (b)          757,500
                NR*     B2       5,000,000   Telecorp PCS, Inc., Term B, due 1/15/2008+++                      4,989,585
                CCC+    Caa1     2,000,000 ++Telesystem International Wireless Inc., 16.147% due
                                             6/30/2007                                                         1,280,000
                                             VoiceStream Wireless Corporation/VoiceStream Wireless
                                             Holding Company:
                B-      B2         575,000     10.375% due 11/15/2009 (b)                                        594,406
                B+      B1       7,000,000     Term B, due 1/15/2009+++                                        7,041,013
                                                                                                          --------------
                                                                                                              23,648,593

                                             Total Investments in Corporate Debt Obligations
                                             (Cost--$576,093,123)--128.6%                                    522,462,176


Senior High Income Portfolio, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                                  Shares
Industries                         Held             Equity Investments                                         Value
Cable Television                       500   Park N View Inc. (Warrants) (a)                              $          500
Services--0.0%                     615,733   Supercanal Holdings SA (Warrants) (a)                                     6
                                                                                                          --------------
                                                                                                                     506

Energy--0.2%                        55,766   Forcenergy Inc. (e)                                                 780,724

Financial Services--0.0%             1,500   Olympic Financial Limited (Warrants) (a)                              1,500

Metals & Mining--0.0%                3,000   Gulf States Steel (Warrants) (a)(b)                                      30

Telephone                            1,000   Unifi Communications (Warrants) (a)(b)                                   10
Communications--0.0%

Transportation Services--0.0%       35,255   Trism (e)                                                            17,628

Wired Telecommunications--0.1%       2,000   Metronet Communications (Warrants) (a)(b)                           411,000

Wireless Telecommunications--0.0%    3,000   McCaw International Ltd. (Warrants) (a)(b)                            6,750

                                             Total Equity Investments (Cost--$1,277,731)--0.3%                 1,218,148


                                   Face
                                  Amount                Short-Term Investments

Commercial Paper**--0.1%        $  312,000   General Motors Acceptance Corp., 5.94% due 3/01/20003                12,000

                                             Total Short-Term Investments (Cost--$312,000)--0.1%                 312,000

Total Investments (Cost--$577,682,854)--129.0%                                                               523,992,324

Liabilities in Excess of Other Assets--(29.0%)                                                              (117,947,810)
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  406,044,514
                                                                                                          ==============



  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 ++Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 47.7% of the Fund's net assets.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Pass-through security is subject to principal paydowns.
(e)Non-income producing security.
(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,722,000, representing 0.4% of net assets.

                           Acquisition
   Issue                       Date         Cost         Value

   Westpoint Stevens Inc.,
   7.875% due 6/15/2008     6/03/1998    $2,026,121   $1,722,000

   Total                                 $2,026,121   $1,722,000
                                         ==========   ==========

(g)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.

Senior High Income Portfolio, Inc.
February 29, 2000


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of February 29, 2000
Assets:             Investments, at value (identified cost--$577,682,854)                                  $ 523,992,324
                    Cash                                                                                         718,445
                    Interest receivable                                                                       11,647,304
                    Deferred facility fees                                                                         2,476
                    Prepaid expenses and other assets                                                             39,148
                                                                                                           -------------
                    Total assets                                                                             536,399,697
                                                                                                           -------------

Liabilities:        Loans                                                                                    127,000,000
                    Payables:
                      Interest on loans                                                   $   1,952,227
                      Dividends to shareholders                                                 662,596
                      Investment adviser                                                        174,072
                      Commitment fees                                                            17,675
                      Securities purchased                                                        8,487        2,815,057
                                                                                          -------------
                    Deferred income                                                                              158,286
                    Accrued expenses and other liabilities                                                       381,840
                                                                                                           -------------
                    Total liabilities                                                                        130,355,183
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 406,044,514
                                                                                                           =============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (53,870,134 shares issued and outstanding)                                  $   5,387,013
                    Paid-in capital in excess of par                                                         501,426,423
                    Undistributed investment income--net                                                       3,918,292
                    Accumulated realized capital losses on investments--net                                  (50,839,209)
                    Unrealized depreciation on investments--net                                              (53,848,005)
                                                                                                           -------------
                    Total Capital--Equivalent to $7.54 net asset value per share of
                    Common Stock (market price--$6.5625)                                                   $ 406,044,514
                                                                                                           =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                       February 29, 2000
Investment          Interest and discount earned                                                           $  61,134,966
Income:             Facility and other fees                                                                      485,404
                                                                                                           -------------
                    Total income                                                                              61,620,370
                                                                                                           -------------

Expenses:           Loan interest expense                                                 $  10,022,004
                    Investment advisory fees                                                  3,054,718
                    Borrowing costs                                                             343,935
                    Professional fees                                                           125,793
                    Accounting services                                                         122,200
                    Transfer agent fees                                                         101,655
                    Custodian fees                                                               58,794
                    Printing and shareholder reports                                             50,499
                    Listing fees                                                                 44,108
                    Directors' fees and expenses                                                 27,058
                    Pricing services                                                             15,606
                    Other                                                                        36,247
                                                                                          -------------
                    Total expenses                                                                            14,002,617
                                                                                                           -------------
                    Investment income--net                                                                    47,617,753
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                        (21,692,813)
Unrealized          Change in unrealized depreciation on investments--net                                    (25,209,528)
Loss on                                                                                                    -------------
Investments         Net Increase in Net Assets Resulting from Operations                                   $     715,412
--Net:                                                                                                     =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                             For the          For the
                                                                                            Year Ended       Year Ended
                                                                                           February 29,     February 28,
Increase (Decrease) in Net Assets:                                                             2000             1999
Operations:         Investment income--net                                                $  47,617,753    $  46,706,030
                    Realized loss on investments--net                                       (21,692,813)      (9,257,432)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (25,209,528)     (42,080,592)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                  715,412       (4,631,994)
                                                                                          -------------    -------------

Dividends to        Dividends to shareholders from investment income--net                   (47,229,886)     (47,373,187)
Shareholders:                                                                             -------------    -------------

Capital Share       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends                                                        --        8,087,161
                                                                                          -------------    -------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --        8,087,161
                                                                                          -------------    -------------

Net Assets:         Total decreasein net assets                                             (46,514,474)     (43,918,020)
                    Beginning of year                                                       452,558,988      496,477,008
                                                                                          -------------    -------------
                    End of year*                                                          $ 406,044,514    $ 452,558,988
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   3,918,292    $   3,530,425
                                                                                          =============    =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                      For the Year Ended
                                                                                                       February 29, 2000
Cash Provided       Net increase in net assets resulting from operations                                   $     715,412
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (1,170,612)
                      Decrease in other assets                                                                    29,929
                      Increase in other liabilities                                                              179,645
                      Realized and unrealized loss on investments--net                                        46,902,341
                      Amortization of discount--net                                                           (3,277,399)
                                                                                                           -------------
                    Net cash provided by operating activities                                                 43,379,316
                                                                                                           -------------

Cash Provided       Proceeds from sales of long-term investments                                             355,870,725
by Investing        Purchases of long-term investments                                                      (280,086,126)
Activities:         Purchases of short-term investments                                                     (125,263,688)
                    Proceeds from sales and maturities of short-term investments                             125,874,000
                                                                                                           -------------
                    Net cash provided by investing activities                                                 76,394,911
                                                                                                           -------------

Cash Used for       Cash receipts of borrowings                                                              229,000,000
Financing           Cash payments on borrowings                                                           (301,000,000)
Activities:         Dividends paid to shareholders                                                           (47,357,937)
                                                                                                           -------------
                    Net cash used for financing activities                                                  (119,357,937)
                                                                                                           -------------

Cash:               Net increase in cash                                                                         416,290
                    Cash at beginning of year                                                                    302,155
                                                                                                           -------------
                    Cash at end of year                                                                    $     718,445
                                                                                                           =============

Cash Flow           Cash paid for interest                                                                 $   9,924,542
Information:                                                                                               =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 29, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                      For the                                  For the
The following per share data and ratios have been derived               Year                                     Year
from information provided in the financial statements.                 Ended         For the Year Ended         Ended
                                                                      Feb. 29,          February 28,           Feb. 29,
Increase (Decrease) in Net Asset Value:                                 2000++    1999++    1998++     1997++    1996++
Per Share           Net asset value, beginning of year                $   8.40   $   9.37  $   9.22  $   9.21   $   8.94
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .88        .87       .92       .89        .92
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.86)      (.95)      .14       .04        .27
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .02       (.08)     1.06       .93       1.19
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.88)      (.89)     (.91)     (.92)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.54   $   8.40  $   9.37  $   9.22   $   9.21
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 6.5625   $  8.125  $ 10.125  $   9.50   $   9.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.11%      (.87%)   11.95%    10.80%     14.14%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on market price per share                     (9.02%)   (11.26%)   17.41%    13.67%     18.82%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                  .98%       .90%      .83%      .75%       .92%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             3.45%      2.99%     2.66%     1.84%      2.92%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              11.73%      9.87%     9.98%     9.45%     10.14%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings (in thousands)               $127,000   $199,000  $181,200  $ 81,000   $ 47,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the year (in thousands)                    $175,899   $174,240  $149,166  $ 82,384   $ 68,473
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the year                         $   3.26   $   3.26  $   2.85  $   2.13   $   2.68
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $406,045   $452,559  $496,477  $477,170   $236,136
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  46.11%     68.52%    58.60%    98.51%     50.76%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 29, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Senior High Income Portfolio, Inc.
February 29, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, $2,448 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2000 were $276,594,613 and $354,993,582, respectively.



Senior High Income Portfolio, Inc.
February 29, 2000


Net realized losses for the year ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $(21,692,813)   $(53,690,530)
Unfunded corporate loans                   --        (157,475)
                                 ------------    ------------
Total                            $(21,692,813)   $(53,848,005)
                                 ============    ============


As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $53,734,594, of which $3,274,688 related to appreciated securities and $57,009,282 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $577,726,918.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended February 29, 2000 remained constant and for the year ended February 28, 1999 increased by 909,410 as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of February 29, 2000, the Fund had unfunded loan commitments of $3,586,848, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                    $  983
Dal Tile International, Inc.           1,604
Metro Goldwyn Mayer Co.                1,000


6. Short-Term Borrowings:
On April 29, 1999, the Fund extended its one-year credit agreement with a syndicate of banks led by The Bank of New York. The agreement is a $235,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55%, and/or the Eurodollar rate plus .55%. For the year ended February 29, 2000 the average amount borrowed was approximately $175,899,000 and the daily weighted average interest rate was 5.70%. For the year ended February 29, 2000, facility and commitment fees aggregated $343,935.


7. Capital Loss Carryforward:
At February 29, 2000, the Fund had a net capital loss carryforward of approximately $36,927,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, $734,000 expires in 2005, $4,283,000 expires in 2007 and $12,755,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On March 7, 2000, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.072735 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.



Senior High Income Portfolio, Inc.
February 29, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 29, 2000, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 29, 2000, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
April 17, 2000
</AUDIT-REPORT>


Senior High Income Portfolio, Inc.
February 29, 2000


PORTFOLIO PROFILE (unaudited)

AS OF FEBRUARY 29, 2000

                                                       Percent of
Ten Largest Holdings                                  Total Assets

Riverwood International, Inc.                              2.2%
Lyondell Petrochemical Co.                                 1.9
United Pan-European Communications NV                      1.5
VoiceStream Wireless Corporation/VoiceStream
Wireless Holding Company                                   1.4
Allied Waste North America, Inc.                           1.4
Charter Communications Holdings LLC                        1.4
Hollywood Park Inc.                                        1.3
Tembec Finance Corporation                                 1.1
Classic Cable Inc.                                         1.1
WHX Corporation                                            1.1


                                                       Percent of
Five Largest Industries                               Total Assets

Cable Television Services                                  8.6%
Chemicals                                                  6.1
Wired Telecommunications                                   5.8
Gaming                                                     5.1
Metals & Mining                                            5.0



                                                       Percent of
Quality Ratings                                        Long-Term
S&P/Moody's                                           Investments

AAA/Aaa                                                    0.7%
BBB/Baa                                                    3.3
BB/Ba                                                     31.0
B/B                                                       51.8
CCC/Caa                                                    2.4
CC/Ca                                                      0.6
NR (Not Rated)                                            10.2


                                                       Percent of
Breakdown of Investments                               Long-Term
by Country                                            Investments

United States                                             85.5%
Canada                                                     5.5
United Kingdom                                             2.8
Netherlands                                                2.3
Greece                                                     0.9
Argentina                                                  0.7
Cayman Islands                                             0.6
Sweden                                                     0.5
Mexico                                                     0.4
Panama                                                     0.3
Luxembourg                                                 0.3
Belgium                                                    0.1


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol
ARK